UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 26, 2010

NTS MORTGAGE INCOME FUND
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-18550 (Commission file number)	61-1146077 (IRS Employer Identification No.)

10172 Linn Station Road Louisville, Kentucky 40223 (Address of principal executive offices)

(502) 426-4800 (Registrant’s telephone number, including area code)

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On February 26, 2010, NTS Mortgage Income Fund (the “Fund”) and its wholly-owned subsidiaries NTS/Virginia Development Company (“NTS/Virginia”) and NTS/Lake Forest II Residential Corporation (“NTS/Lake Forest”) executed various Consolidated and Amended and Restated Promissory Notes dated as of February 1, 2010.  These Consolidated and Amended and Restated Promissory Notes include the principal balances of previous promissory notes that were issued in favor of NTS Development Company, Residential Management Company and/or NTS Financial Partnership and any additional advances or pay-offs made in December 2009 – January 2010.  The Consolidated and Amended and Restated Promissory Notes bear interest at 5.34%, have a maturity date of March 31, 2010, and otherwise contain substantially the same terms and conditions as the notes previously issued.  These notes are as follows:

Maker	In Favor Of	Amount Due
NTS Mortgage Income Fund	NTS Development Company	$487.100.73
NTS/Virginia Development Company	NTS Development Company	$59,748.80
NTS/Virginia Development Company	Residential Management Company	$3,074,417.79
NTS/Virginia Development Company	NTS Financial Partnership	$663,450.25
NTS/Lake Forest II Residential Corp.	Residential Management Company	$118,542.66

In addition to the Consolidated and Amended and Restated Promissory Notes mentioned above, the Fund and its affiliates also executed two new promissory notes dated as of February 1, 2010 for payroll billings and overhead fees incurred in 2009.  These new notes bear interest at 5.34%, have a maturity date of March 31, 2010, and otherwise contain substantially the same terms and conditions as the notes previously issued by the Fund and its affiliates.  These notes are as follows:

Maker	In Favor Of	Amount Due
NTS Mortgage Income Fund	Residential Management Company	$1,152.00
NTS/Lake Forest II Residential Corp.	NTS Development Company	$3,237.02

Orlando Lake Forest Joint Venture, a Florida joint venture (the “Joint Venture”), in which the Fund has a fifty percent (50%) ownership interest, executed a Consolidated and Amended and Restated Promissory Note dated as of February 1, 2010.  This Consolidated and Amended and Restated Promissory Note includes the principal balance of a previous promissory note that was issued in favor of Residential Management Company, plus advances made in January 2010.  The Joint Venture also executed an Amended and Restated Promissory Note dated as of February 1, 2010 made payable NTS Development Company extending a note in the same principal amount previously due on December 31, 2009.  Both of these notes bear interest at 5.34%, have a maturity date of March 31, 2010, and otherwise contain substantially the same terms and conditions as the notes previously issued.  These notes are as follows:

Maker	In Favor Of	Amount Due
Orlando Lake Forest Joint Venture	Residential Management Company	$104,565.41
Orlando Lake Forest Joint Venture	NTS Development Company	$21,433.17

Based on the Fund’s current budget, it is unlikely that the Fund and its subsidiaries will generate sufficient revenue to repay the promissory notes in full on a timely basis.  The Fund intends to seek an extension on the maturity date of the notes or refinance the unpaid balance prior to the current maturity date.  There can be no assurance that an acceptable extension or refinancing of the promissory notes will be achieved prior to maturity, or at all.

Copies of the newly executed promissory notes are attached to this Current Report on Form 8-K as Exhibits 10.1 – 10.9 and are incorporated in their entirety in this Item 1.01 disclosure by reference.

Item 9.01.  Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired: N/A
(b)	Pro Forma Financial Information: N/A
(c)	Shell Company Transactions: N/A
(d)	Exhibits:
	10.1	Consolidated and Amended and Restated Promissory Note dated as of February 1, 2010, made by NTS Mortgage Income Fund payable to NTS Development Company
	10.2	Consolidated and Amended and Restated Promissory Note dated as of February 1, 2010, made by NTS/Virginia Development Company payable to NTS Development Company
	10.3	Consolidated and Amended and Restated Promissory Note dated as of February 1, 2010, made by NTS/Virginia Development Company payable to Residential Management Company
	10.4	Consolidated and Amended and Restated Promissory Note dated as of February 1, 2010, made by NTS/Virginia Development Company payable to NTS Financial Partnership
	10.5	Consolidated and Amended and Restated Promissory Note dated as of February 1, 2010, made by NTS/Lake Forest II Residential Corporation payable to Residential Management Company
	10.6	Promissory Note dated as of February 1, 2010, made by NTS Mortgage Income Fund payable to Residential Management Company
	10.7	Promissory Note dated as of February 1, 2010, made by NTS/Lake Forest II Residential Corporation payable to NTS Development Company
	10.8	Consolidated and Amended and Restated Promissory Note dated as of February 1, 2010, made by Orlando Lake Forest Joint Venture payable to Residential Management Company
	10.9	Amended and Restated Promissory Note dated as of February 1, 2010, made by Orlando Lake Forest Joint Venture payable to NTS Development Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NTS MORTGAGE INCOME FUND, a Delaware corporation

By:
Name:	Gregory A. Wells
Title:	Secretary/Treasurer/Chief Financial Officer
Date:	February 26, 2010

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